Exhibit 10.3

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 30, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 4.14. Section 4.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Mandatory Investments. On or prior to the dates indicated in the table below, ITG shall obtain, and shall contribute the same to US Borrowers to be used for purposes permitted by this Agreement, not less than the following amounts in gross cash proceeds from the issuance of Stock and Stock Equivalents to WLR and other Persons:

Date	Equity Contribution
March 2, 2007	$50,000,000
May 31, 2007	$50,000,000

Notwithstanding the foregoing, Agent and Lenders acknowledge and agree that ITG shall not be required to make the $50,000,000 minimum equity contribution due on or prior to May 31, 2007 if ITG shall have consummated the issuance of Subordinated Indebtedness in the initial principal amount of at least $80,000,000 on or prior to May 31, 2007; provided, however, that in the event ITG has not consummated such an issuance on or prior to May 31, 2007, the $50,000,000 minimum equity contribution shall be immediately due and payable on May 31, 2007.”

2 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

3     Miscellaneous.

3.1     Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

3.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such

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provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4 Loan Document. This Amendment shall constitute a Loan Document.

3.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS: INTERNATIONAL TEXTILE GROUP, INC. ITG HOLDINGS, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC

By:	/s/ Karyl P. McClusky
Name: Title:	Karyl P. McClusky Vice President and Treasurer of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC. SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC. AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name: Title:	Stephen B. Duerk President of each of the entities listed above

[Signature Page to Amendment No. 6 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP

ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES

COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By:	/s/ Karyl P. McClusky
Name: Title:	Karyl P. McClusky Vice President and Treasurer of each of the entities listed above

VALENTEC WELLS, LLC ASCI HOLDINGS GERMANY (DE), INC. ASCI HOLDINGS ASIA PACIFIC (DE), LLC ASCI HOLDINGS CZECH (DE), INC. ASCI HOLDINGS U.K. (DE), INC. ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name: Title:	Stephen B. Duerk President of each of the entities listed above

[Signature Page to Amendment No. 6 to Credit Agreement]

AUTOMOTIVE SAFETY COMPONENTS
INTERNATIONAL GMBH & CO. KG

By:	/s/
Name:
Title:

AUTOMOTIVE SAFETY COMPONENTS
INTERNATIONAL VERWALTUNGS GMBH

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 6 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Director

[Signature Page to Amendment No. 6 to Credit Agreement]

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 6 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES,
INC., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 6 to Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 6 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 6 to Credit Agreement]